CENTURY CASINOS Financial Results 2017 1 Page 1

Forward-Looking Statements, Business Environment and Risk Factors This presentation may contain “forward-looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, Section 21 E of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995 . In addition, Century Casinos, Inc . (together with its subsidiaries, the “Company”) may make other written and oral communications from time to time that contain such statements . Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made . Forward-looking statements in this presentation include statements regarding future results of operations, operating efficiencies, synergies and operational performance, the prospects for and timing and costs of new projects, projects in development and other opportunities, including the Century Mile and Saw Close Casino Ltd . (“SCCL”) projects, debt repayment, investments in joint ventures, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, and plans for our casinos and our Company . These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations . These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management . Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements . Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1 A in our Annual Report on Form 10-K for the year ended December 31 , 2017 (the “ 2017 Annual Report”) and our subsequent periodic and current reports filed with the SEC . We caution the reader to carefully consider such factors . Furthermore, such forward-looking statements speak only as of the date on which such statements are made . We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements . Page 2

Forward-Looking Statements, Business Environment and Risk Factors continued In this presentation the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars, the term “PLN” refers to Polish zloty and the term “GBP” refers to the British pound . Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures . See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin . Amounts presented are rounded . As such, rounding differences could occur in period-over-period changes and percentages reported throughout this presentation . The names of the Company’s subsidiaries and certain operating segments are abbreviated on certain of the following slides . See Appendix A for a list of the subsidiaries and their abbreviations . Page 3

2017 Net Operating Revenue by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment Canada 37% United States 21% Poland 39% Corporate and Other 3% CRA 13% CSA 6% CAL 5% CDR 11% CBS 2% CMR 0% CTL 13% CRC 8% CPL 39% SCCL 0% Ships & Other 3% Page 4

2017 Earnings from Operations by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment Canada 63% United States 24% Poland 11% Corporate and Other 2% CRA 30% CSA 10% CAL-1% CDR 23% CBS 1% CMR 0% CTL 12% CRC 12% CPL 11% SCCL-1% Ships & Other 3% Page 5

2017 Net Income Attributable to Century Casinos, Inc. Shareholders by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment Canada 61% United States 27% Poland 10% Corporate and Other 2% CRA 36% CSA 9% CAL - 2% CDR 17% CBS 1% CMR 0% CTL 14% CRC 13% CPL 10% SCCL - 2% Ships & Other 4% Page 6

2017 Adjusted EBITDA* by Reportable Segment and Operating Segment (in USD) Excluding Corporate Other Operating Segment Canada 54% United States 24% Poland 19% Corporate and Other 3% CRA 23% CSA 8% CAL 1% CDR 21% CBS 1% CMR 0% CTL 13% CRC 11% CPL 19% SCCL 0% Ships & Other 3% *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA Page 7

Net Operating Revenue per Quarter (in USD) 18.0 28.3 28.8 29.4 29.1 31.6 28.1 31.3 30.4 37.9 33.5 31.9 33.2 35.2 34.5 36.3 36.4 37.3 41.0 39.3 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 Q1 Q2 Q3 Q4 In millions 2013 2014 2015 2016 2017 Page 8

Balance Sheet (Selected Information in USD) * In millions (except BVPS) December 31, 2017 December 31, 2016 Change Total Assets 274.9 217.8 26% Book Value per Share* 6.135.41 13% Net Debt** (17.7) 17.2 (203%) Book Value per Share is defined as total Century Casinos, Inc. shareholders’ equity divided by outstanding common shares. **Net Debt is calculated as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is a non-GAAP financial measure. See Appendix A. Net Debt as of December 31, 2017 was impacted by $34.3 million in net proceeds received from the Company’s November 2017 common stock offering. Debt as of December 31, 2017 includes $38.2 million related to our Bank of Montreal credit agreement, $2.7 million related to SCCL, $ 15.5 million related to Century Downs Racetrack and Casino’s long-term land lease and $ 0.5 million related to various capital lease agreements. Page 9

Income Statement (Selected Information in USD) In millions (except EPS) 2017 2016 Change Net Operating Revenue 154.1 139.2 11% Earnings from Operations 14.6 16.2 (10%) Income Tax Expense 4.61.8156% Net Earnings Attributable to Century Casinos, Inc. Shareholders 6. 3 9.2 (32%) Adjusted EBITDA* 26.1 25.8 1% Basic Earnings per Share 0.25 0.38 (34%) Diluted Earnings per Share 0.24 0.37 (35%) *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Page 10

Constant Currency Results (in USD) In millions 2017 2016 Change Net Operating Revenue as reported (GAAP)154.1 139.2 11% Foreign currency impact vs. 2016 (3.9) Net Operating Revenue constant currency (non-GAAP)* 150.1 139.2 8% Earnings from Operations as reported (GAAP) 14.6 16.2 (10%) Foreign currency impact vs. 2016  (0.3) Earnings from Operations constant currency (non-GAAP)* 14.3 16.2 (11%) * Net Operating Revenue and Earnings from Operations on a constant currency basis are non-GAAP financial measures. See Appendix A. Page 11

Constant Currency Results (in USD) * In millions 2017 2016 Change Net Earnings Attributable to Century Casinos, Inc. Shareholders as reported (GAAP) 6.3 9.2 (32%) Foreign currency impact vs. 2016 0.0 Net Earnings Attributable to Century Casinos, Inc. Shareholders constant currency (non-GAAP)* 6.2 9.2 (33%) Net Earnings Attributable to Century Casinos, Inc. Shareholders on a constant currency basis is a non-GAAP financial measure . Gains and losses on foreign currency transaction are added back to net earnings in the Company’s Adjusted EBITDA calculation. As such, there is no foreign currency impact to Adjusted EBITDA when calculating Constant Currency results . See Appendix A. Page 12

Debt to Adjusted EBITDA* (in USD) As of December 31, 2009 - 2017 2.0x 1.7x 0.8x 0.3x 2.7x 3.0x 1.6x 2.2x 2.2x 0x 1x 2x 3x 4x 2009 2010 2011 2012 2013 2014 2015 2016 2017 *Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA by the principal amount of outstanding debt . Adjusted EBITDA is a non-GAAP financial measure . See Appendix A for the definition and reconciliation of Adjusted EBITDA .  Page 13

2017 Highlights – CANADA (Selected Information in CAD) In millions 2017 2016 Change Net Operating Revenue74.8 66.5 13% Operating Costs and Expenses 55.9 49.1 14% Earnings from Operations 18.9 17.5 8% Income Tax Expense 3.9 1.0 275% Net Earnings Attributable to Century Casinos, Inc. Shareholders 10.4 11.1 (6%) Adjusted EBITDA* 23.5 21.5 9% Adjusted EBITDA Margin* 31% 32% Slot Hold Percentage 8% 8% Table Hold Percentage 17% 17% Highlights from casino properties within the Company’s Canada segment are presented below . In addition, the Company operates the Southern Alberta pari-mutuel off-track betting network through Century Bets!, Inc . Earnings from operations at Century Bets! Inc . decreased by (CAD 0 . 1 ) million, or ( 30% ), in 2017 compared to 2016 . The Company began construction of the Century Mile project in July 2017 and had operating expenses related to this project of less than CAD 0 . 1 million in 2017 Slot hold percentage and table hold percentage represent the percentage of dollars bet that the Company retained. * Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Page 14

2017 Highlights – CANADA (Selected Information in CAD) In millions 2017 2016 Change Net Operating Revenue 27.5 28.6 (4%) Operating Costs and Expenses 18.8 19.7 (4%) Earnings from Operations 8.7 8.9 (3%) Net Earnings Attributable to Century Casinos, Inc. Shareholders 6.0 5.8 5% Adjusted EBITDA* 9.9 10.2 (2%) Adjusted EBITDA Margin* 36% 36% CENTURY RESORTS ALBERTA As of December 31 , 2017 , the facility had 800 slot machines, 35 table games and 22 VLTs *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Page 15

2017 Highlights – CANADA (Selected Information in CAD). In millions 2017 2016* Change Net Operating Revenue 11.4 2.7 323% Operating Costs and Expenses 8.3 2.0 324% Earnings from Operations 3.1 0.7 319% Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.6 0.3 359% Adjusted EBITDA** 3.5 0.8 342% Adjusted EBITDA Margin** 31% 29% CENTURY CASINO ST. ALBERT ). As of December 31 , 2017 , the facility had 407 slot machines, 11 table games and 15 VLTs *The Company acquired this casino on October 1, 2016. ** Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Page 16

2017 Highlights – CANADA (Selected Information in CAD). In millions 2017 2016 Change Net Operating Revenue 9.9 10.1 (2%) Operating Costs and Expenses 10.3 9.8 5% (Loss) Earnings from Operations (0.3) 0.3 (218%) Net (Loss) Earnings Attributable to Century Casinos, Inc. Shareholders (0.2) 0.1 (294%) Adjusted EBITDA* 0.6 1.2 (49%) Adjusted EBITDA Margin* 6% 12% CENTURY CASINO CALGARY * As of December 31 , 2017 , the facility had 504 slot machines, 18 table games and 25 VLTs . Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Page 17

2017 Highlights – CANADA (Selected Information in CAD) CENTURY DOWNS RACETRACK AND CASINO In millions 2017 2016 Change Net Operating Revenue 22.5 21.2 6% Operating Costs and Expenses 15.3 14.1 9% Earnings from Operations 7.2 7.0 2% Net Earnings Attributable to Century Casinos, Inc. Shareholders 2.8 4.8 (42%) Adjusted EBITDA* 9.2 8.9 3% Adjusted EBITDA Margin* 41%42%. As of December 31 , 2017 , the facility had 590 slot machines and 10 VLTs . During the year ended December 31 , 2016 , the Company released its CAD 2 . 9 million Canadian valuation allowance on CDR’s deferred tax assets resulting in a tax benefit and increased net earnings attributable to Century Casinos, Inc. shareholders. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Page 18

2017 Highlights – UNITED STATES (Selected Information in USD) In millions 2017 2016 Change Net Operating Revenue 32.2 30.1 7% Operating Costs and Expenses 26.6 25.4 4% Earnings from Operations 5.6 4.7 20% Income Tax Expense 2.1 1.8 18% Net Earnings Attributable to Century Casinos, Inc. Shareholders 3.5 2.9 20% Adjusted EBITDA* 8.0 7.2 11% Adjusted EBITDA Margin* 25%24% Slot Hold Percentage 7% 7% Table Hold Percentage 20% 21% Highlights from casino properties within the Company’s United States segment are presented below Slot hold percentage and table hold percentage represent the percentage of dollars bet that the Company retained. * Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin .Page 19

2017 Highlights – UNITED STATES (Selected Information in USD) CENTRAL CITY In millions 2017 2016 Change Net Operating Revenue 19.2 18.0 7% Operating Costs and Expenses 16.3 15.3 7% Earnings from Operations 2.9 2.6 9% Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.8 1.6 9% Adjusted EBITDA* 4.2 4.0 5% Adjusted EBITDA Margin* 22% 22%. As of December 31 ,2017, the facility had 496 slot machines and 7 table games *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Page 20

2017 Highlights – UNITED STATES (Selected Information in USD) CRIPPLE CREEK In millions 2017 2016 Change Net Operating Revenue 12.9 12.2 6% Operating Costs and Expenses 10.2 10.1 1% Earnings from Operations 2.7 2.1 32% Net Earnings Attributable to Century Casinos, Inc. Shareholders 1.7 1.3 35% Adjusted EBITDA* 3.8 3.2 19% Adjusted EBITDA Margin* 30%26% .As of December 31 , 2017 , the facility had 442 slot machines and 6 table games .*Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Page 21

2017 Highlights – POLAND (Selected Information in PLN)  In millions 2017 2016 Change Net Operating Revenue 225.5 216.5 4% Operating Costs and Expenses 215.1 195.3 10% Earnings from Operations 10.4 21.2 (51%) Income Tax Expense 5.2 5.0 6% Net Earnings Attributable to Century Casinos, Inc. Shareholders 4.1 11.3 (64%) Adjusted EBITDA* 24.6 32.0 (23%) Adjusted EBITDA Margin* 11% 15%.  Slot Hold Percentage 5% 5% Table Hold Percentage 19% 24% As of December 31 ,2017 , Casinos Poland had 375 slot machines and 76 table games . See the Company’s 2017 Annual Report for more information on the expiration of several existing casino licenses and recent grant of several new casinos licenses in Poland Slot hold percentage and table hold percentage represent the percentage of PLN bet that the Company retained. * Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Page 22

2017 Highlights – CORPORATE AND OTHER
(Selected Information in USD)

In millions	2017	2016	Change
Net Operating Revenue	4.4	4.0	10%
Operating Costs and Expenses	12.6	11.1	13%
Loss from Operations	(8.2)	(7.1)	(15%)
Income Tax Benefit	(2.0)	(2.1)	6%
Net Loss Attributable to Century Casinos, Inc. Shareholders	(6.2)	(5.0)	(22%)
Adjusted EBITDA*	(6.5)	(5.8)	(11%)
Adjusted EBITDA Margin*	N/A	N/A	
Slot Hold Percentage	7%	7%	
Table Hold Percentage	20%	21%	

- The Corporate and Other segment includes Cruise Ships and Other, Saw Close Casino Ltd. and Corporate Other reportable segments. Highlights from Cruise Ships and Other within the Company's Corporate and Other segment are presented below.
- Expenses incurred by Corporate Other consist primarily of legal and accounting fees, corporate travel expenses, corporate payroll, amortization of stock-based compensation and other expenses not directly related to any of our individual properties. Corporate Other losses from operations increased by $0.5 million, or 6.7%, in 2017 compared to 2016 primarily related to increased payroll and travel costs as well as the acquisition costs related to the SCCL project.
- The Company released its U.S. valuation allowance in Q3 2017, resulting in a tax benefit of $5.7 million. This tax benefit was offset by $5.4 million of additional tax expense recognized in Q4 2017 due to the tax law changes resulting from the Tax Cuts and Jobs Act that were effective for the 2017 tax year. See Note 11 to the Company's Consolidated Financial Statements included in Part II, Item 8, "Financial Statements and Supplementary Information", in the Company's 2017 Annual Report for a discussion of the impact of the Tax Cuts and Jobs Act.
- The Company had $0.3 million in operating expenses related to the SCCL project in 2017.

Slot hold percentage and table hold percentage represent the percentage of dollars bet that the Company retained.

*Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin.

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2017 Highlights – CORPORATE AND OTHER (Selected Information in USD) CRUISE SHIPS AND OTHER In millions 2017 2016 Change Net Operating Revenue 4.4 4.0 10% Operating Costs and Expenses 3.8 3.1 21% Earnings from Operations 0.6 0.9 (27%) Net Earnings Attributable to Century Casinos, Inc. Shareholders 0.5 0.8 (31%) Adjusted EBITDA* 0.9 1.1 (16%) Adjusted EBITDA Margin* 20% 27%. As of December 31, 2017, Cruise Ships and Other had 236 slot machines and 43 table games onboard 14 cruise ships. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Page 24

2017 Highlights – ADDITIONAL PROJECTS UNDER DEVELOPMENT Saw Close Casino Ltd . In June 2017 , the Company acquired 100 % of the outstanding common stock and the casino licenses held by Saw Close Casino Ltd . (“ SCCL”) . The Company plans to utilize the casino licenses to develop and operate a casino in Bath, England . The Company estimates that the project will cost approximately $ 7 . 4 million and that the casino will open in the second quarter of 2018 , subject to the receipt of certain regulatory and governmental approvals . Century Mile In September 2016 , the Company was selected as the successful applicant by Horse Racing Alberta to own, build and operate a horse racing facility in the Edmonton market area, which the Company will operate as Century Mile Racetrack and Casino . Century Mile will be a one-mile horse racetrack and multi-level racing and entertainment center . The project is located on Edmonton International Airport land close to the city of Leduc, south of Edmonton and positioned off Queen Elizabeth II highway . The Company estimates that the project will cost approximately $ 47 . 8 million . Construction of the Century Mile project began in July 2017 . The Company estimates that construction of the project will be completed in early 2019 . The Company will use $ 25 . 0 million of the $ 34 . 4 million received from its November 2017 common stock offering for the Century Mile project and is seeking to obtain financing for the remaining costs . Bermuda In August 2017 , the Company announced that, together with Hamilton Properties Limited, it had submitted a license application for a casino to the Bermudan government for a casino at the Hamilton Princess Hotel & Beach Club in Hamilton, Bermuda . The Company’s subsidiary, CCE, entered into a long-term management agreement with Hamilton Properties Limited pursuant to which the Company will assist with the license application and manage the operations of the casino for which it will receive a management fee, should the license be awarded . In September 2017 , t he Bermuda Casino Gaming Commission granted a provisional casino gaming license, which is subject to certain conditions and approvals including the adoption of certain rules and regulations by the Bermudan government .Page 25

Appendix A – ABBREVIATIONS OF CENTURY CASINOS, INC. SUBSIDIARIES AND CERTAIN OPERATING SEGMENTS Subsidiary Abbreviation Century Casino & Hotel-Edmonton CRA Century Casino Calgary CAL Century Downs Racetrack and Casino CDR Century Bets! CBS Century Mile Racetrack and Casino CMR Century Casino & Hotel – Central City CTL Century Casino & Hotel – Cripple Creek CRC Saw Close Casino Ltd. SCCL Operating Segment Abbreviation Cruise Ships & Other Ships & Other Corporate Other N/A Page 26

Appendix A – NON-GAAP FINANCIAL MEASURES The Company supplements its condensed consolidated financial statements prepared in accordance with U . S . generally accepted accounting principles (“US GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends . Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis . . Adjusted EBITDA . Adjusted EBITDA margin . Constant currency results . Net Debt Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management . Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance . The adjustments made to U . S . GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations . The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP financial measures .Page 27

Appendix A – NON-GAAP FINANCIAL MEASURES The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc . shareholders before interest expense (income), net, income taxes (benefit), depreciation, amortization, non-controlling interests (earnings) losses and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions and other, gain on business combination and certain other one-time items . Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) and Adjusted EBITDA reported for each segment and property . Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity . These adjustments have no effect on the consolidated results as reported under US GAAP . Adjusted EBITDA is not considered a measure of performance recognized under US GAAP . Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties . The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation . Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue, and the often high cost of acquiring existing operations . Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance . The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry . Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc . shareholders below . The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue . Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations .Page 28

Appendix A – NON-GAAP FINANCIAL MEASURES The impact of foreign exchange rates is highly variable and difficult to predict . The Company uses a Constant Currency basis to show the impact from foreign exchange rates on current period revenue compared to prior period revenue using the prior period’s foreign exchange rates . In order to properly understand the underlying business trends and performance of the Company’s ongoing operations, management believes that investors may find it useful to consider the impact of excluding changes in foreign exchange rates from the Company’s net operating revenue, net earnings (loss) attributable to Century Casinos, Inc . shareholders and Adjusted EBITDA . The Company defines Net Debt as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents . Net Debt is not considered a liquidity measure recognized under US GAAP . Management believes that Net Debt is a valuable measure of our overall financial situation . Net Debt provides investors with an indication of our ability to pay off all of our long-term debt if it became due simultaneously .Page 29

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands)-CANADA in CAD CRA CSA CAL CDR CBS CMR Total Canada Net operating revenue 27,514$ 11,401$ 9,929$ 22,509$ 3,468$ 0$ 74,821$ Net earnings (loss) attributable to Century Casinos, Inc. shareholders 6,049 1,560 (182) 2,773 167 7 10,374 Interest expense (income), net 718 1,042 2 2,770 0 2 4,534 Income taxes (benefit)2,182 532 (75) 1,182 92 2 3,915 Depreciation and amortization 1,252 341 857 1,985 1 6 4,442 Non-controlling interests 0 0 0 1,234 54 0 1,288 (Gain) loss on foreign currency transactions, cost recovery income and other (264) (11) (93) (782) 11 (49) (1,188) (Gain) loss on disposition of fixed assets 9 5 91 0 0 0 105 Acquisition costs 0 37 0 0 0 0 37 Pre-opening expenses 0 0 0 0 0 32 32 Adjusted EBITDA 9,946$ 3,506$ 600$ 9,162$ 325$ 0$ 23,539$ Adjusted EBITDA Margin 36% 31% 6% 41% 9% N/A 31% For the year ended December 31, 2017 Page 30

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – CANADA continued in CAD CRA CSA CAL CDR CBS CMR Total Canada Net operating revenue 28,621$ 2,696$ 10,092$ 21,153$ 3,969$ 0$ 66,531$ Net earnings (loss) attributable to Century Casinos, Inc. shareholders5,774 339 94 4,781 136 0 11,124 Interest expense (income), net 1,012 279 0 2,745 0 0 4,036 Income taxes (benefit) 2,224 127 287 (1,648) 53 0 1,043 Depreciation and amortization 1,246 48 860 1,881 1 0 4,036 Non-controlling interests 0 0 0 3,978 42 0 4,020 (Gain) loss on foreign currency transactions, cost recovery income and other (83) (1) (85) (2,826) 2310 (2,764) (Gain) loss on disposition of fixed assets 6 0 26 3 0 0 35Adjusted EBITDA 10,179$ 792$ 1,182$ 8,914$ 463$ 0$ 21,530$ Adjusted EBITDA Margin 36% 29% 12% 42% 12% N/A 32% For the year ended December 31, 2016 Page 31

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – UNITED STATES in USD Central City Cripple Creek Total United States Net operating revenue 19,211$ 12,943$ 32,154$ Net earnings (loss) attributable to Century Casinos, Inc. shareholders 1,777 1,692 3,469 Interest expense (income), net 1 1 2 Income taxes (benefit) 1,090 1,038 2,128 Depreciation and amortization 1,321 1,084 2,405 (Gain) loss on disposition of fixed assets 0 1 1 Adjusted EBITDA 4,189$ 3,816$ 8,005$ Adjusted EBITDA Margin 22% 30% 25% in USD Central City Cripple Creek Total United States Net operating revenue 17,969$ 12,166$ 30,135$ Net earnings (loss) attributable to Century Casinos, Inc. shareholders 1,636 1,254 2,890 Interest expense (income), net 1 1 2 Income taxes (benefit) 1,004 811 1,815 Depreciation and amortization 1,338 1,150 2,488 (Gain) loss on disposition of fixed assets 1 1 2 Adjusted EBITDA 3,980$ 3,217$ 7,197$ Adjusted EBITDA Margin 22% 26% 24% For the year ended December 31, 2017 For the year ended December 31, 2016 Page 32

Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Adjusted EBITDA (in thousands) – POLAND in PLN 2017 2016 Net operating revenue 225,476 PLN 216,516 PLN Net earnings (loss) attributable to Century Casinos, Inc. shareholders4,090 11,348 Interest expense (income), net 400 294 Income taxes (benefit) 5,227 4,950 Depreciation and amortization 10,274 9,571 Non-controlling interests 2,042 5,674 (Gain) loss on foreign currency transactions and other (1,358) (1,058) (Gain) loss on disposition of fixed assets 1,955 1,264 Pre-opening expenses 1,974 0 Adjusted EBITDA 24,604 PLN 32,043 PLN Adjusted EBITDA Margin 11% 15% For the year ended December 31, Page 33

Appendix A – NON-GAAP FINANCIAL MEASURES

Reconciliation of Adjusted EBITDA (in thousands) – CORPORATE AND OTHER

For the year ended December 31, 2017

in USD	Cruise Ships and Other	Saw Close Casino	Corporate Other	Total Corporate Other
Net operating revenue	$ 4,387	$ 0	$ 0	$ 4,387
Net earnings (loss) attributable to Century Casinos, Inc. shareholders	519	(269)	(6,421)	(6,171)
Interest expense (income), net	0	14	(39)	(25)
Income taxes (benefit)	115	(22)	(2,057)	(1,964)
Depreciation and amortization	256	0	110	366
Non-cash stock-based compensation	0	0	669	669
(Gain) loss on foreign currency transactions and other	0	2	22	24
(Gain) loss on disposition of fixed assets	0	0	3	3
Acquisition costs	0	0	327	327
Pre-opening expenses	0	275	0	275
Adjusted EBITDA	$ 890	$ 0	$ (7,386)	$ (6,496)
Adjusted EBITDA Margin	20%	N/A	N/A	N/A

For the year ended December 31, 2016

in USD	Cruise Ships and Other	Saw Close Casino	Corporate Other	Total Corporate Other
Net operating revenue	$ 3,972	$ 0	$ 0	$ 3,972
Net earnings (loss) attributable to Century Casinos, Inc. shareholders	755	0	(5,799)	(5,044)
Interest expense (income), net	0	0	(22)	(22)
Income taxes (benefit)	113	0	(2,202)	(2,089)
Depreciation and amortization	195	0	187	382
Non-cash stock-based compensation	0	0	759	759
(Gain) loss on foreign currency transactions and other	1	0	18	19
Acquisition costs	0	0	159	159
Adjusted EBITDA	$ 1,064	$ 0	$ (6,900)	$ (5,836)
Adjusted EBITDA Margin	27%	N/A	N/A	N/A

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Appendix A – NON-GAAP FINANCIAL MEASURES Reconciliation of Net Debt (in thousands) December 31, 2017 December 31, 2016 Amounts in thousands Total long-term debt, including current portion$56,713 $55,609 Deferred financing costs 258 412 Total principal $56,971 $56,021 Less: cash and cash equivalents $74,677 $38,837 Net Debt $(17,706) $17,184 Page 35